UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2006

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Highway 35, P.O. Box 500 Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

On February 22, 2006, Hovnanian Enterprises, Inc. (the “Company”) issued a press release announcing preliminary information with respect to its net contracts, deliveries and sales backlog for the first quarter ended January 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto. See “Item 9.01 Financial Statements and Exhibits.”

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01

On February 22, 2006, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), the Company and the Company’s subsidiary registrants (the “Subsidiary Registrants”) filed a Registration Statement on Form S-3, File No. 333-131982, with the Securities and Exchange Commission (the “Commission”) relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), of up to $350,000,000 aggregate principal amount of Senior Notes. The Registration Statement became effective under the Securities Act automatically upon filing with the Commission.

On February 22, 2006, K. Hovnanian, the Company and the Subsidiary Registrants entered into an Underwriting Agreement, dated such date (the “Underwriting Agreement”), with Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the other several underwriters named therein (collectively, the “Underwriters”), with respect to the offer and sale by the Company and the purchase by the Underwriters of $300 million aggregate principal amount of 7½% Senior Notes due 2016 of K. Hovnanian (the “Notes”) guaranteed by the Company and the Subsidiary Registrants. The Underwriting Agreement is being filed as Exhibit 1.1 hereto. See “Item 9.01 Financial Statements and Exhibits.”

On February 27, 2006, K. Hovnanian issued $300,000,000 aggregate principal amount of Notes pursuant to the Underwriting Agreement. In connection with the issuance of the Notes, the Company is filing the Sixth Supplemental Indenture, dated as of February 27, 2006, by and among K. Hovnanian, the Company, the Subsidiary Registrants and Wachovia Bank, National Association, as trustee, as Exhibit 4.1 to this Form 8-K. See “Item 9.01 Financial Statements and Exhibits.”

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 1.1

Underwriting Agreement, dated February 22, 2006, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the Subsidiary Registrants and Credit Suisse First Boston LLC, UBS Securities LLC, and Wachovia Capital Markets, LLC, as representatives of the several Underwriters named therein.

Exhibit 4.1

Sixth Supplemental Indenture, dated as of February 27, 2006, by and among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the Subsidiary Registrants and Wachovia Bank, National Association, as trustee, relating to the 7½% Senior Notes due 2016 (including form of 7½% Senior Notes due 2016)

Exhibit 99.1	Press Release-Fiscal Quarter Ended January 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

	By:	/s/	Peter S. Reinhart
		Name:	Peter S. Reinhart
		Title:	Senior Vice President and General Counsel
Date: February 27, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 1.1

Underwriting Agreement, dated February 22, 2006, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the Subsidiary Registrants and Credit Suisse First Boston LLC, UBS Securities LLC, and Wachovia Capital Markets, LLC, as representatives of the several Underwriters named therein.

Exhibit 4.1

Sixth Supplemental Indenture, dated as of February 27, 2006, by and among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the Subsidiary Registrants and Wachovia Bank, National Association, as trustee, relating to the 7½% Senior Notes due 2016 (including form of 7½% Senior Notes due 2016)

Exhibit 99.1	Press Release-Fiscal Quarter Ended January 31, 2006